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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 24, 2001


                            9278 COMMUNICATIONS, INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     333-37654                98-0207906
----------------------------      ---------------------       ------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                       dentification No.)


                1942 Williamsbridge Road, Bronx, New York 10461
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (718) 887-9278


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On April 24, 2001, Friedman Alpren & Green LLP resigned as the Registrant's independent auditors. Friedman Alpren & Green's reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and subsequent interim periods there were no disagreements with Friedman Alpren & Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (b)      Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  16.1 Letter from Friedman Alpren & Green LLP, dated April 30, 2001, addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       9278 COMMUNICATIONS, INC.
                                       -------------------------
                                             (Registrant)


Date:     May 1, 2001

                                       By: /s/ Sajid Kapadia
                                           ------------------------------------
                                           Sajid Kapadia
                                           Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description
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  16.1          Letter from Friedman Alpren & Green LLP, dated April 30, 2001, addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.